Exhibit 99.1

Gregory Ruff
2727 East 53rd Ave F-302
Spokane WA 99223

Laura Anthony, Esquire
Legal & Compliance, LLC
330 Clematis Street
Suite 217
West Palm Beach, FL. 33401

6/24/13

Cardinal Energy
Luara Anthony, corporate counsel

Cardinal Energy Group Inc,

RE: Termination from the board of directors / Gregory Ruff, Director

Effective immediately, I am terminating myself as a board member from Cardinal Energy Group Inc. Please accept this correspondence as official notice.

A signed copy will be emailed shortly.

Gregory Ruff, Director
Cardinal Energy